Tax from continuing operations	6 Months Ended
Sep. 30, 2023
Income taxes paid (refund) [abstract]
Tax from continuing operations
7. Tax from continuing operations

The tax charge from continuing operations for the six month period ended 30 September 2023 is £307 million (2022: £447 million). It is based on management’s estimate of the weighted average effective tax rate by jurisdiction expected for the full year. The effective tax rate is 22.4% (2022: 26.8%), which includes the impact of our share of post-tax results of joint ventures and associates.

The effective tax rate for the year ended 31 March 2023 was 24.4% including the impact of our share of post-tax results of joint ventures and associates.

The legislation implementing the Organisation for Economic Co-operation and Development’s (OECD) proposals for a global minimum corporation tax rate (‘Pillar 2’) was enacted into UK law on 11 July 2023. The legislation includes an income inclusion rule and a domestic minimum tax, which together are designed to ensure a minimum effective tax rate of 15% in each country in which the Group operates. Similar legislation is being enacted by other governments around the world. The legislation is effective for National Grid from 1 April 2024 and therefore the rules do not impact the Group’s consolidated financial statements for year ended 31 March 2024. We have applied the mandatory exception in the UK to recognising and disclosing information about the deferred tax assets and liabilities related to Pillar 2 income taxes in accordance with the amendments to IAS 12 published by the IASB on 23 May 2023. The Group’s work is ongoing to assess the potential impact in the financial statements for year ended 31 March 2025.